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                                                                 EXHIBIT 10.3.11




                                LEASE AGREEMENT

     STATE OF LOUISIANA
     PARISH OF CADDO


             THIS AGREEMENT OF LEASE is made and entered into this the 11th day of 1997, by and between;

            Dr. Nabil A. Mouffarej, M.D. and Hanan T. Mouffarej, represented herein by Dr. Nabil A. Mouffarej, M.D., duly authorized, hereinafter called "LESSOR",

            AND

            Andicare Incorporated d/b/a The Company Doctor, qualified to do business in the State of Louisiana, herein represented by A. N. Tooke, its duly-authorized Secretary and Registered Agent hereinafter referred to as "LESSEE".

                             I   PREMISES LEASED
Lessor hereby leases to Lessee, and Lessee leases and accepts, subject to the terms and conditions of this lease, the premises referred to as the Leased Premises, as outlined in yellow on the attached site plan and incorporated herein and marked Exhibit A, upon which site the Lessor has constructed a building, the Leased premises herein being located in the City of Shreveport, Caddo Parish, Louisiana, with a municipal address of. 2205 E. 70th Street, Suite 200, Shreveport, Louisiana 71105. Said Leased Premises contains approximately 4,844 useable square feet of space.

                             II   PURPOSE AND TERM

          The initial term of this lease shall be one (1) year and fifteen (15) days beginning June 15, 1997, and ending June 30, 1998. Any holding over in the Leased Premises by Lessee following the expiration of the initial term shall constitute an occupancy month-to-month by Lessee for the same terms and conditions as contained herein, except that the monthly base rental for the Leased Premises in any holdover period after the initial term of this lease shall be calculated at 125% of the monthly base rental during the last month of the initial term; provided, however, holding over by Lessee shall be allowed only with the consent of Lessor.

          The herein Leased premises are to be used for the following purposes by Lessee and none other, viz.: general medical offices.


                      III   DEFINITIONS AND INTERPRETATION OF TERMS USED
          A. Demised Premises. The term "demised premises" and/or "leased premises" shall mean the parcel of real property occupied by Lessee in performance of its business operations in the building described herein-

          B. Building- The term "building" shall mean all of the building and parking facilities constituting the building located at 2205 E. 70TH Street, identified in Article I., in which the Demised Premises are located.

          C. Parking Area. The term "parking area" shall mean all areas (exclusive of footways, loading zones, Lessee or employee parking) existing, or as hereafter modified in and/or around the building, as identified in
  Article I.

          D. Rent Installment Period. The term "rent installment period" shall mean each calendar month within the annual term or fiscal year of this lease.
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          E.     Notice to Lessor by Lessee.  The term "notice to Lessor by
  Lessee" shall mean a written notice directed by registered or certified mail, return receipt requested, to said Lessor as herein defined.

          Lessor:  Dr. Nabil A. Moufarrej, M.D. and
                   Hanan T. Moufarrej
                   2205 East 70th Street
                   Shreveport Louisiana  71105

          Lessee:  Andicare Incorporated d/b/a The Company Doctor
                   Attn.- A. N. Tooke
                   2406 Ashland Avenue
                   Bossier City, Louisiana  71111

                                 IV. RENTALS
The consideration hereby shall be;
A. A Guaranteed Annual (fiscal year of twelve months) Rental of Fifty Three Thousand Two Hundred Eighty Four and No/100 Dollars ($53,284.00) which sum shall be payable in twelve (12) monthly installments of Four Thousand Four Hundred-Forty and 33/100 Dollars ($4,440.33), due in advance the fifth day of each calendar month commencing on July 1, 1997. Lessor agrees to lease the said premises to Lessee for a fifteen (15) day period beginning on June 15, 1997, through June 30, 1997, for the sum of Two Thousand Two Hundred Twenty and 16/100 Dollars ($2,220.16). Payment for any partial period shall be adjusted at the beginning of occupancy; plus

B. FOR THE FIRST YEAR OF THE LEASE TERM, LESSEE SHALL PAY TO LESSOR ITS PRO RATA SHARE OF THE AD VALOREM TAXES IMPOSED UPON THE REAL PROPERTY OF THE BUILDING. LESSEE'S PRO RATA SHARE SHALL BE BASED UPON THE FOLLOWING FORMULA. 2,422 SQ. FT. (GLA OF LEASED PREMISES) DIVIDED BY 10,185 SQ. FT. (GLA OF BUILDING), THAT IS 23.78 PERCENT OF THE TOTAL AD VALOREM TAXES IMPOSED. THIS SUM SHALL BE ACCRUED IN TWELVE MONTHLY INSTALLMENTS.
         FOR ANY SUBSEQUENT YEARS LESSEE AGREES TO PAY ITS FULL PRO RATA SHARE
OF THE AD VALOREM TAXES IMPOSED UPON     THE REAL PROPERTY OF THE BUILDING.
LESSEE'S PRO RATA SHARE SHALL BE BASED UPON THE FOLLOWING FORMULA: 4,844 SQ. FT. (GLA OF LEASED PREMISES) DIVIDED BY 10,185 SQ. FT. (GLA OF BUILDING), THAT IS 47.56 PERCENT OF THE TOTAL AD VALOREM TAXES IMPOSED. THIS SUM SHALL BE ACCRUED IN TWELVE MONTHLY INSTALLMENTS.

C.       (This section was intentionally deleted.)

D.       (This section was intentionally deleted.)

E If Tenant should fail (I) to pay, when due, any rental, charge or other sum payable hereunder, within (10) days after written notice shall have been given to Tenant; or (ii) to keep, observe, or per-form any of the other terms, covenants, and conditions herein to be kept observed and performed by Tenant for more than thirty (30) days after written notice shall have been given to Tenant specifying the nature of such default, or, if said default so specified (other than a default under subdivision (1) hereof) shall be of such nature that the same cannot reasonably be cured or remedied within said thirty (30) day period and thereafter to completion, Landlord shall also have the right at its option in addition to and not in limitation of any other right or remedy available to it, to terminate this lease by giving Tenant a written three (3) days' notice of Termination and ,upon the expiration of said three (3) days, the term hereof shall end and expire fully and completely.

                 In the event that Lessor is required by Lessee's default to place in the hands of an attorney its claim for rent due hereunder, then and in that event there shall be added to the amount of its claim ten (10%) percent of the amount to be collected, both principal and interest, as attorney's fees, and it is stipulated that all past due rent shall bear interest at the rate of twelve (12%) percent per annum from maturity until paid.
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                          V. UTILITIES AND MAINTENANCE

A.     Maintenance - Demised Premises.  Lessor shall maintain in good repair
the roof, foundation, and exterior   walls of the building.  In addition, all
interior maintenance and repair work of any kind or character whatsoever that may hereinafter become necessary during the term of this lease shall be done by and at the expense of Lessor, except those repairs necessitated by Lessee's tenancy. Lessee herein agrees that said Lessor shall not be held responsible or liable for any damage to Lessee or Lessee's stock, furniture, fixtures, and equipment due to defects or delays in connection with making these necessary repairs; however, Lessor agrees to exercise due diligence in making said repairs. Lessee further agrees to return said demised premises to Lessor's possession at the end of occupancy or upon termination of this lease for any cause whatsoever in substantially good order and repair, considering normal usage.

B. Utilities. Lessee agrees to pay all utilities for electricity, and trash removal, and fuel used on demised premises during the term of this lease.


                             VI. USE AND OCCUPANCY

          Lessee's business shall be established and conducted at all times during the term of this lease in a diligent and first class manner. Lessee shall not permit any use of the leased premises for any purpose calculated to injure the reputation of said building of which said demised premises are a part nor for any purpose or use in violation of the statutory laws of the United States or of the State of Louisiana or of the ordinances or the municipality of parish have jurisdiction, nor for any immoral or unlawful purposes whatsoever, nor suffer nor permit nuisances, noises, vibrations, or odors thereon and therefrom which are obnoxious to other tenants or their patients or clients in the building.
          Lessee shall use and maintain all equipment which might be harmful, hazardous, or infectious in a manner consistent with OSHA regulations and any other applicable governmental regulations. Lessee shall dispose of all trash including but not limited to bio-hazardous and medical materials, in a manner consistent with OSHA regulations and any other applicable governmental regulations.

          The Lessor shall not be responsible to Lessee for any loss or damage which may be caused by the overflow or backing up of any sewer, gas, or caused by any gas connected in said building or for damages caused by the overflow of any revetments, drainage basins, or by the back-flow of any city sewer or water main, or for other overflow or backing up.

          Lessor agrees to provide all systems In working order and/or to put all systems in working order as quickly after final lease execution as possible. Lessee agrees at all times to keep said demised premises in a neat clean, and sanitary condition and comply with all valid laws, ordinances, rules and regulations made now or hereafter by the municipality or parish having jurisdiction, or the State of Louisiana, or the United States, or any governmental authority applicable to the occupancy or use of said premises, including all laws, rules and regulations respecting fire, fire hazard, and safety measures.

         Lessee further agrees that it will be solely responsible for all injuries to persons and property resulting from any accident explosion, leak, cause, or catastrophe arising in or about the building and its appurtenances, and the parking lot and area around the building unless the Lessor knew or should have known of the defect causing such injury or had received notice thereof and failed to remedy it within a reasonable time and said defect is in the category of defects which Lessor is obligated under terms of this lease to repair. Lessee agrees to indemnify Lessor against loss, cost, damage, or expense by reason of any accident, loss, casualty, catastrophe, or damage resulting to any person or property through any use of the demised premises and the building or- any part thereof caused by failure to comply with Lessee's covenants contained in this lease, or caused by the negligence of Lessee or Lessee's family, agent servants, employee, contractor, guests, or customers.
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                                   INSURANCE

         Lessor shall not be held responsible, accountable, or liable to Lessee, Lessee's employees, patrons, visitors, or others for any damage to person or property caused by the act of negligence of the Lessee, his employees, patrons, or other, or by catastrophe Lessee, at his own expense, shall obtain and maintain during the continuation of this lease, "Owners, Landlords, and Tenants Liability In cc", written by an insurance company or companies approved by Lessor, licensed to do business in the State of Louisiana, which will fully protect Lessor against any and all liability for property damages and personal injuries suffered by reason of the use of the demised premises in the limits of $1,000,000.00 to apply in the case of a person injured and $1,000,000.00 to apply in case of any one accident and $1,000,000,.00 property damage, and NOT LATER THAN THE DATE OF OCCUPANCY LESSEE SHALL FURNISH PROPERLY CERTIFIED COPIES OF SUCH INSURANCE CONTRACTS TO LESSOR (OR IN THE ABSENCE THEREOF A WRITTEN BINDER THEREOF) and Lessee shall hold Lessor harmless from any and all liability and from any injury or damage occasioned and shall keep said demised premises in proper and safe condition. The policy shall stipulate that the insurer will not cancel the same for any cause, EXCEPT AFTER ten (10) days written notice to Lessor.

  If at any time prior to the commencement date of this lease or at any time during the term hereof the improvements located on the herein demised premises should be destroyed or damaged to an extent which require repairs in an amount in excess of forty (40%) percent of the replacement cost, less reasonable depreciation under the straight line method, of the entire improvement located upon said demised premises, Lessor shall have the option of either;

           a. terminating this lease with neither party having any rights against the other party from and after the occurrence or destruction;
           b. repairing or rebuilding such improvements in substantially the same or better condition than they were prior to destruction, or damages, in which event rental shall be abated proportionately to the loss of occupancy suffered by Lessee. Within thirty (30) days after the occurrence of such destruction under the straight line method, of the entire improvements located on the herein demised premises, Lessor shall notify Lessee of the alternative which Lessor chooses to make, and if during such thirty (30) day period Lessor does not give Lessee notice of its decision, this lease shall continue in full effect and the right of termination shall be deemed to have been waived.

  No goods, merchandise, or materials shall be kept stored, or sold by Lessee in the d premises specified as hazardous by standard stock insurance company rules and regulations for the State of Louisiana, and Lessee shall not suffer or permit any act of omission or commission to be done on or in the premises which will increase the fire insurance premium rate. If the said insurance rate is increased by such an act, then the increased cost of such insurance on the building of which the demised premises form a part shall be paid by Lessee to Lessor with the next succeeding payment of rental unless done or caused to be done by Lessor under the terms of this lease.


                            VIII. SIGNS AND PARKING

          Lessee agrees to abide by any reasonable rules for loading, unloading, parking of vehicles, or other controls of walks, drives, and open spaces within the building (the building herein defined) instituted by Lessor which are for the general or specific benefit of said the building or the tenants therein, as determined by Lessor. Lessee agrees that due to the limited size of the parking area that "18 wheel" trucks will be prohibited from parking at anytime in the parking area of the building.

          Signs: Tenant shall, at its own expense, provide a suitable identification sign of such size, design, and character as Landlord shall first approve in writing and shall install the same at a place or places on the demised premises, designated by Landlord and maintain such sign or other installation in sight by and good condition and repair. Other than such permitted signs, Tenant shall not place or install or suffer to be placed or installed or maintain on the exterior of the demised premises any awning, canopy, banner, flag, pennant, aerial antenna, or the like without the approval of the Landlord. Landlord shall have the right, after five (5) days notice to Tenant, to
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  remove any signs not approved and installed by Tenant and to be reimbursed for the reasonable cost of such removal and/or any repairs necessitated thereby, without suffering any liability to Tenant for such removal.


                IX. ACCEPTANCE,.  ALTERATIONS- AND ADDITIONS

          Lessee shall accept the demised premises in the condition in which they are at the time of commencement of this lease.

                      X. RIGHT TO INSPECT, WAIVER, ETC.

          Access to Premises: Landlord and its authorized representatives shall have the right to enter upon the demised premises during all regular business hours for the purpose of inspecting or exhibiting the same to prospective purchasers, mortgages, and tenants. Landlord shall have the right to maintain and repair all utility equipment, in, upon, or under the demised premises as may be necessary for the servicing of the demised premises and/or other portions of the building; the right to enter upon the demised premises during all regular business hours (and in emergencies at all times) for the purpose of making any repairs thereto and thereon or to the building of which it forms a part, as Landlord reasonably may deem necessary, and for any other lawful purpose without the same effecting an actual or constructive eviction of Tenant from the demised premises or any part thereof. Landlord shall also have the right during the last sixty (60) days of the lease term to show the space to other prospective tenants.


                                     XI.

          It is further agreed this lease cannot be changed, varied, or extended except by instrument in writing signed by Lessor and Lessee. One or more waivers by Lessor of any covenant, term, provision, or option of this lease shall not constitute a waiver of any other, violation of Lessee or his assignees or employees; and shall not constitute a waiver of any other rights accruing to Lessor under this lease. The various rights, powers, options, elections, and remedies of Lessor herein contained shall be construed as cumulative and none of them as exclusive of any other o r exclusive of any rights or remedies as are or shall be allowed Lessor by law.

                                     XII

          Lessee agrees that neither this lease nor any interest therein shall be assigned or transferable or by operation of law and in the event of any proceeding seeking a receivership of Lessee or his assets or any proceeding under the Bankruptcy Act or any amendment thereto be commenced by or against Lessee (or should there be more than one, then any Lessee) or in the event Lessee (or should there be more than one, then any Lessee) be adjudged insolvent or made an assignment for the benefit of his creditors, or if a writ of execution levied on the business of the Lessee conducted, or the assets thereof situated in the demised premises or on the leasehold estate created hereby, be not discharged within five (5) days thereafter, this lease, at the option of Lessor, shall immediately cease and terminate and shall not be treated as an asset of Lessee after the exercise of the aforesaid option, to forthwith enter and repossess itself of said premises as of its original estate.

          Lessee shall not assign this lease or any right hereunder or sublet the premises, or any part thereof, nor permit any sub- Lessee or concessionaire to operate in said premises or permitting any concessionaire or sublease to operate in said premises shall constitute a waiver or discharge of the provisions of this paragraph, except as to the specific instance covered thereby, or shall release Lessee from obligations of this agreement, without Lessor's consent which shall not be unreasonably withheld.
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                            X III . LANDLORD'S LIEN

          LESSOR shall have and is hereby granted a valid lien SUBORDINATE ONLY TO A FIRST LIEN CREATED IN FAVOR OF THE HEALTHCARE FINANCIAL PARTNER PURSUANT TO THE LOAN AND SECURITY AGREEMENT BETWEEN HEALTHCARE FINANCIAL PARTNERS AND THE COMPANY DOCTOR WHICH WAS AGREED TO APRIL 14,1997 on all goods, chattels, furniture fixtures, and equipment which Lessee may have on or own upon the said demised premises or which Lessee may have on or own thereon at any time during this lease as well as any such rights against such movable properties belonging to strangers as the Landlord may enjoy under the law as well as upon the proceeds of any insurance accruing to Lessee by reason of the destruction of or damage to any such personal property, to secure all rent and other sums due or to become due Lessor hereunder, any and all exemption laws hereby being expressly waived in favor of said lien, and it is agreed that said expressed lien shall not be construed as a waiver of any statutory lien given or which may be given Lessor, but shall be additional thereto.

          The lien herein granted by Lessee to Lessor as distinguished from any statutory lien which Lessee may have is hereby subordinated by Lessor to any and all present or future mortgages which Lessee may grant covering any equipment purchased m order to make such purchase and covering inventory in order to finance purchase of said inventory,

          If said Lessor shall be in default or shall fail or refuse to perform or comply with any of Lessor's obligations under this lease, Lessee, after giving Lessor notice in writing of such default failure or refusal and demand to remedy the same, may at Lessee's option, if Lessor has not remedied said default failure or refusal within ten (10) days after receipt of said notice, exercise such right or remedy which Lessee may have, including the right to remedy the condition or matter referred to in such notice, if necessary, and Lessor agrees to reimburse Lessee for any expense reasonably incurred in connection with exercise of said right to remedy the condition or such expense or any part thereof at Lessee's option may be deducted in whole or in part from subsequent installments or rent; and in the event of any dispute between the parties as to the right of the Lessee any notice of default or termination of lease unless Lessee shall fail to make good to Lessor for such deduction within ten (10) days after receipt of notice by Lessee of a judgment in favor of the Lessor.


                           X IV      EXPROPRIATION

          If during the term hereof all said leased premises shall be taken, for public or quasi-public purposes, this lease shall terminate, but if only part of said premises be so taken, this lease shall cease only as to the part so taken and continue as to the part not so taken, and the rent herein reserved shall be abated in proportion that the area so taken bears to the total area of the leased premises, and it is expressly agreed and understood that all sums awarded for such taking, of said leased premises, or any part thereof, or for damages for any such taking, shall belong to Lessor, and Lessee shall have no interest in or claim to such award, or any part thereof, however, these provisions do not deprive Lessee of claim against authority expropriating the premises as Lessee's interest may appear, unless Lessee's ability to conduct business is impaired.


                            X V . RIGHT TO MORTGAGE

          The Lessor reserves the right to subject and subordinate this lease at all times to the lien of any mortgage or mortgages hereafter placed upon the Lessor's interest in the said premises, and upon the land or premises of which the leased premises are a part, or upon the building hereafter placed upon the land of which the leased premises form a part. The Lessee covenants and agrees to execute and deliver, upon demand of Lessor, its successors and assigns, such further instrument subordinating this lease to the lien of any such mortgage or mortgages provided, further, however, that such mortgage shall recognize the validity and continuance of this lease in the event of conveyance in lieu of foreclosure as long as the Lessee shall not be in default under the terms of this lease.
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                               X VI.  ATTORNMENT

          Tenant agrees that in the event of a sale, transfer, or assignment of the Landlord's interest in the building or any part thereof, including the demised premises, or in the event any proceedings are brought for the foreclosure of any mortgage name by Landlord covering the building or any part thereof, including the demised premises, to attorn to and to recognize such transferee, purchaser, ground, or mortgages as Landlord under this lease.


                 X VII.  TENANT'S FIXTURES, EQUIPMENT, ETC.

          Lessee has the right and the privilege, subject to the compliance by Lessee with all the duties and obligations imposed by the terms of this lease, of installment and operating in the leased premises fixtures and such electrical and mechanical equipment as may be necessary and proper in the operation of Lessee's business, provided that in so doing Lessee shall comply with all lawful requirements, state, federal, and city, and with all rules and regulations of authorized bodies and agencies.

          Lessor initially provides and installs heating and air conditioning equipment for the demised space Further Lessor agrees to have all units inspected and if necessary repaired and in good working order upon commencement of the lease term. Subsequent to the inspection and necessary repairs upon commencement of the lease term, Lessor will be responsible for operation, maintenance and repair of all HVAC equipment.

          Lessor covenants and agrees that the title to all fixtures, signs, electrical or otherwise, shelving, and similar equipment (whether attached to the land or building or otherwise) placed furnished, and/or installed in and/or on the leased premises by the Lessee, except replacements of installations originally made by Lessor, shall remain the property of Lessee and may be removed at any time that Lessee may desire, provided that Lessee shall not be in default in the payment of rent hereunder and/or of any of the terms and provisions of this lease. Notwithstanding these provisions, Lessee shall be entitled to remove such items at the expiration of the term of this lease, provided all monies due as provided herein have been paid, All such removals shall be accomplished in a good workmanlike mariner so as not to damage the primary structure or structural qualities of the building and other improvements situated in the building.


         Subject to the foregoing, all alterations; installations, additions. and improvements, whether temporary or permanent in character, made in, to or on the demised premises except as stated above, and being made only after prior written approval by Lessor, shall immediately, upon the installation thereof, become and be the property of Lessor and shall remain upon and be surrendered with the premises, except that Lessee will ascertain from Lessor within thirty
(30) days prior- to the termination of this lease whether Lessor desires to have ft premises, or any part thereof, restored to their condition prior to the malting of such additions, alterations, installations, and improvements, including fixtures and improvements as provided, shall become the property of Lessor as stated, as liquidated damages without reimbursement to Lessee for same or loss of use for same. All electrical wiring and plumbing and the location thereof shall be subject to written approval of Lessor prior to the installation thereof.


                            X VIII  RECONDUCTION

         In the event the Lessee remains in possession of the Premises after the expiration of this lease and without the, execution of a new lease, he shall be deemed to be occupying the Leased Premises only as a tenant from month-to-month, subject to all of the conditions, provisions, and obligations of this lease insofar as the same are applicable to a month-to-month tenancy, but such occupancy shall not affect a reconduction of the lease.

                                X IX. REPAIRS

         Anything elsewhere herein contained to the contrary notwithstanding it is specifically agreed and understood that Lessee has inspected the premises and particularly the interior and exterior doors, door frames, and bucks and found them in good order and acceptable condition and that the maintenance thereof and any repairs or replacements required shall be the responsibility solely of the Lessee, all at his cost arid expense. Landlord shall not be required to commence any such repair until after notice from Tenant that the same is necessary, which notice, except in case of an emergency shall be in writing and shall allow Landlord a reasonable time in which to commence and complete such repair. Tenant agrees, at Tenant's own cost and expense to keep and maintain work erected and installed and all fixtures and equipment installed by Tenant.


                            X X SECURITY DEPOSIT

         Simultaneously with the execution of this lease, Lessor acknowledges receipt of $4,440.33 to secure complete performance of Lessee's obligations under this lease. This deposit shall not bear interest or cam income and shall not be considered an advance payment of rental or a measure of Lessor's damages in case of default by Lessee. If, during the term of this lease or at its termination, Lessor incurs any expense because of Lessee's failure to fully comply with the requirements of this lease, then Lessor may appropriate and apply so much of the deposit as is necessary to reimburse itself for such expense(s). Within three (3) days of demand wherefore by Lessor, Lessee shall restore the security deposit to its original amount and Lessee's failure to do so shall constitute a default under the Default Section of this lease, except that the, ten (10) day grace period contained therein shall not be applicable in case of default hereunder. Any remaining portion of the security deposit shall be returned to Lessee at Lessee's last known address after termination of this lease.


                                 X XI  RENEWAL

         Renewal Option: If at the end of the primary term of this lease, Lessee is not in default of any of the terms, conditions, or covenants of this lease, Lessor grants to Lessee, but not any assignee or subtenant of Lessee the option to renew this lease for two (2) additional terms of two (2) yews each upon the same terms and conditions contained in this lease with the following exceptions:

         A. The rental rate for the first renewal term shall not be less than Eleven and No/100 Dollars ($11.00) per square foot per year and not more than Thirteen and No/100 Dollars ($13.00) per square foot per year. The exact rate to be determined and mutually agreed to by both Lessor and Lessee.

         B. The rental rate for the second two yew renewal term shall be set at the then prevailing market rate for comparable space. 'The exact rate to be determined and mutually agreed to by both Lessor and Lessee. Lessee must notify Lessor ninety (90) days prior to the termination date of the lease as to its intent to exercise these renewal options. If Lessor and Lessee are unable to reach a mutual agreement regarding the lease rate sixty (60) days prior to the lease termination, this renewal option shall become null and void.

         C. The successive options provided for in this paragraph shall be available to Lessee only if Lessor determines, at the sole discretion of Lessor, that Lessee's business and occupancy of the leased premises does not interfere with the business of Lessor or of other tenants conducted in the building. In the event that Lessor determines that such interference has occurred Lessor shall so notify Lessee at least one HUNDRED TWENTY (120) days in advance of the expiration of the then current term.


                         X XI V. REAL ESTATE COMMISSION

         Lessor agrees to pay commission to Vintage Realty Company and U. L. Coleman Company, as agents in connection with negotiations in obtaining of this lease as follows: One, half of the first monthly rental and six percent (6%) of each and every monthly rental thereafter throughout the primary lease term to be divided equally between Vintage Realty Company and U. L. Coleman Company. Thereafter, for all extension, expansions and for the renewal and/or any other options of the leased premises.
         Lessor further agrees that the obligation of such commission shall constitute a real right or covenant running with the property, burdening the leased premises and binding all successors in interest, title, and ownership thereof for the full and timely payment of commission. in connection therewith, Lessor agrees to obtain from any transferee of the leased premises an assumption agreement in the form of an authentic act or A private act duly acknowledged, whereby such Transferee shall acknowledge the mission obligations and agrees to continue payment to Vintage Realty Company of all such commission payments when and as they thereafter fall due; Lessor to deliver such executed agreements to the above mentioned agent at the closing of the transfer transaction. Thereafter, Lessor shall be released from personal liability for subsequent commission payments. The rights and obligations of the parties hereto shall extend to their respective heirs, successors and assigns.

                            XXIV  GENERAL PROVISIONS
         Time is of the essence of this lease and every term, condition, covenant, and provision.
         This lease shall inure to the benefit of and be binding upon heirs, executors, administrators, successors, and assigns of the respective parties hereto, except that nothing in this paragraph contained shall authorize and assignment of the interest of Lessee herein without prior written consent of Lessor.

         If any clause or provision of this lease shall be invalid or void for any reason, such invalid or void clause or provision shall not affect the whole of this instrument but the balance of the provisions hereof shall remain in full force and effect.

               IN TESTIMONY OF, the Lessor and the Lesser, have executed this instrument in duplicate originals on this day and year first above written and in the presence of the undersigned competent witnesses.

                                        LESSOR: DR. NABIL A. MOUFARREJ, M-D.
                                        AND HANAN T. MOUFARREJ

                                        BY:.______________________________
                                               Dr. Nabil A. Moufarrej, M.D



                                            BY:_____________________________
                                            Hanan T. Moufarrej



                                            LESSEE: ANDICARE INC. D/B/A THE
                                            COMPANY DOCTOR

                                            By: ______________________________
                                            A. N. Tooke
                                                Secretary and Registered Agent